SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  May 29, 2003
                                                          (April 30, 2003)


                            FRANKLIN RECEIVABLES LLC
                          [FRANKLIN AUTO TRUST 2000-1]
                          [FRANKLIN AUTO TRUST 2001-1]
                          [FRANKLIN AUTO TRUST 2001-2]
                          [FRANKLIN AUTO TRUST 2002-1]

             (Exact name of registrant as specified in its charter)


         DELAWARE                333-56869 and 333-72180       94-3301790
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                  File Nos.)       Identification Number)


    47 WEST 200 SOUTH, SUITE 500, SALT LAKE CITY, UTAH                 84101
         (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code: (801) 238-6700


--------------------------------------------------------------------------------

          (Former name or former address, if changed since last report)

Item 5.             Other Events and Regulation FD Disclosure.

    The Monthly Servicing Report relating to the Franklin Auto Trust 2000-1 for the Collection Period ended April 30, 2003, the Franklin Auto Trust 2001-1 for the Collection Period ended April 30, 2003, the Franklin Auto Trust 2001-2 for the Collection Period ended April 30, 2003, and the Franklin Auto Trust 2002-1 for the Collection Period ended April 30, 2003 are attached hereto as Exhibits 19.1, 19.2, 19.3 and 19.4 are incorporated herein by this reference.

Item 7.             Financial Statements, Pro Forma Financial Information and
                    Exhibits.

(c) Exhibits

Exhibit 19.1 -      Franklin Auto Trust 2000-1 Monthly Servicing Report for the
                    Collection Period ending April 30, 2003

Exhibit 19.2 -      Franklin Auto Trust 2001-1 Monthly Servicing Report for the
                    Collection Period ending April 30, 2003

Exhibit 19.3 -      Franklin Auto Trust 2001-2 Monthly Servicing Report for the
                    Collection Period ending April 30, 2003

Exhibit 19.4 -      Franklin Auto Trust 2002-1 Monthly Servicing Report for the
                    Collection Period ending April 30, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                               FRANKLIN RECEIVABLES, LLC
                               (Registrant)

                               By:  Franklin Capital Corp.

Date:  May 29, 2003            /s/ Harold E. Miller, Jr.
                               HAROLD E. MILLER, JR.
                               President


                                        Exhibits

Exhibits 19.1 - Franklin Auto Trust 2000-1 Monthly Servicing Report for the Collection Period ending April 30, 2003.

             19.2 - Franklin Auto Trust 2001-1 Monthly Servicing Report for the Collection Period ending April 30, 2003.

             19.3 - Franklin Auto Trust 2001-2 Monthly Servicing Report for the Collection Period ending April 30, 2003.

             19.4 - Franklin Auto Trust 2002-1 Monthly Servicing Report for the Collection Period ending April 30, 2003.




                                     Page 2